                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K\A

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  November 6, 2001




                              ATC HEALTHCARE, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                    0-11380                11-2650500
-------------------------------     ------------         -------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     file number)         Identification No.)


1983 Marcus Avenue, Lake Success, New York                      11042
------------------------------------------                    ----------
 (Address of principal executive offices)                     (Zip Code)


                                 (516) 750-1600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



ITEM 4.       CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS.

              On November 6, 2001, we notified Deloitte & Touche, LLP ("Deloitte") that they were dismissed and would not be engaged to audit our consolidated financial statements for our 2002 fiscal year. This matter was approved by our board of directors.

              Deloitte's report on our consolidated financial statements for the two most recent fiscal years ended February 28, 2001 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

              During our two most recent fiscal years ended February 28, 2001 and the subsequent interim periods preceding November 6, 2001, there were no disagreements with Deloitte on matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference to the subject matter of the disagreements in connection with its reports, nor were there any "Reportable Events" within the meaning of Item 304(a)(1)(v) of Regulation S-K.


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              The Former Accountants' letter to the Commission is filed herewith as Exhibit 16.1.

              We have appointed PricewaterhouseCoopers, LLP as our independent audit firm for our 2002 fiscal year.

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

              Date:   November 9, 2001


                                        ATC Healthcare, Inc.
                                        (Registrant)

                                        By: /s/ Alan Levy
                                           -------------------------------------
                                           Alan Levy, Chief Financial Officer




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                                  EXHIBIT INDEX


EXHIBIT NO.                                  DESCRIPTION
-----------                                  -----------
   16.1               Letter dated November 9, 2001 from Deloitte & Touche LLP to the Commission. (*)